SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 20, 2004

SANTANDER BANCORP

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	001-15849	66-0573723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 Ponce de Leon Avenue, San Juan, Puerto Rico	00917
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (787) 759-7070

Item 12. Results of Operations and Financial Condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER BANCORP

(Registrant)

Date: January 20, 2004 By: /s/Jose R. Gonzalez

Name: Jose R. Gonzalez

Title: President & CEO

Exhibit 99.1

Press Release